EX-5.f

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PERSPECTIVE L SERIES(SM)(10/08)
                                                                                                                         JACKSON(SM)
FIXED AND VARIABLE ANNUITY APPLICATION (VA210NY)                                                     NATIONAL LIFE INSURANCE COMPANY
                                                                                                                         OF NEW YORK
See page 4 for mailing address.
                                                                                                    Home Office - Purchase, NY 10577
USE DARK INK ONLY -ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"                                                        WWW.JNLNY.COM


                                                -------------------------------------------------------------------------------
                                                External Account No. (if applicable)            Trade No. (if applicable)

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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)     (MIDDLE)     (LAST)                Date of Birth (mm/dd/yyyy)              __ SSN  __ TIN (include dashes)

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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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Home Address (Physical Address Required)                                        CITY  STATE  ZIP

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Mailing Address (if different from Home Address)                                CITY  STATE  ZIP

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Age     Sex         U.S. Citizen       Phone No. (include area code)     E-Mail Address        Broker/Dealer Account Number
        __ M __F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.
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(FIRST)                         (MIDDLE)                        (LAST)                              __ SSN  __ TIN (include dashes)


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Home Address (Physical Address Required)                        CITY  STATE  ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)               E-Mail Address
                                         __ M __F    __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)        (MIDDLE)     (LAST)                         __ SSN  __ TIN (include dashes)

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Home Address (number and street)                        CITY  STATE  ZIP                   Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)               E-Mail Address
                                         __ M __F    __ Yes __ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)        (MIDDLE)     (LAST)             __ SSN  __ TIN (include dashes)

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Home Address (number and street)        CITY            STATE           ZIP               Relationship to Owner (Check One)
                                                                                          ___ Spouse
                                                                                          ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)
                                         __ M __F    __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                Name                                    __ SSN  __ TIN (include dashes)                        Percentage (%)
Primary
                --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
                ___ Spouse
                ___ Other _________________
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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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NVDA 210 10/08                                                                                                          NV4673 10/08

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ANNUITY TYPE
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__  Non-Tax Qualified                             __  IRA - SEP                         __  IRA - Individual*
__  401(k) Qualified Savings Plan                 __  IRA - Custodial                   __  IRA - Roth*
__  HR-10 (Keogh) Plan                            __  Other __________________          *Tax Contribution Years and Amounts:
__  403(b) TSA (Direct Transfer Only)                                                      Year:______ $____________
                                                                                           Year:______ $____________
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TRANSFER INFORMATION
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__  IRC 1035 Exchange                            Transfer request submitted directly to another institution? __ Yes __ No
__  Direct Transfer                              If yes, complete the following:
__  Direct Rollover                              Anticipated Amount: $_________________
__  Non-Direct Rollover                          Anticipated Date of Receipt (mm/dd/yyyy): _________________
                                                 Institution releasing funds: __________________________________
                                                 Account Number: _________________________________________

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INITIAL PREMIUM                                                                 INCOME DATE
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Amount of premium with application: $__________________________                 PLEASE SPECIFY DATE (mm/dd/yyyy): _________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW       If an Income Date is not specified, the Company
YORK(R)                                                                         will default to the Latest Income Date as shown
                                                                                in the contract.
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OPTIONAL DEATH BENEFITS - ONCE SELECTED, OPTIONAL DEATH BENEFITS CANNOT BE CHANGED.
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If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

   1. ___  Highest Anniversary Value Death Benefit(1) (Ages 0-79)

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
           (1) May not be selected in combination with LifeGuard Freedom DB (A Guaranteed Minimum Withdrawal Benefit).
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OTHER OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
AGE LIMITATIONS APPLY BASED ON THE AGE OF THE ANNUITANT(S), OWNER(S) COVERED LIVES.  PLEASE SEE THE PROSPECTUS FOR DETAILS
------------------------------------------------------------------------------------------------------------------------------------
  A. CONTRACT ENHANCEMENT OPTIONS (1)(Ages 0-87)                 GUARANTEED LIVING BENEFIT OPTIONS (CONTINUED)
     (MAY SELECT ONLY ONE)                                       Guaranteed Minimum Withdrawal Benefit (GMWB) Options (4)
      __ 2% of first-year premium (2)                                __ SAFEGUARD MAX(SM)(Ages 0-85)
      __ 3% of first-year premium (2)                                   (GMWB with 5-Year Step-Up)
      __ 4% of first-year premium (2)                                __ AUTOGUARD 5(SM)(Ages 0-80)
                                                                        (5% GMWB with Annual Step-Up)
B.   GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT                   __ AUTOGUARD 6(SM)(Ages 0-80)
     ONLY ONE GMIB OR GMWB)                                             (6% GMWB with Annual Step-Up)
                                                                     __ LIFEGUARD FREEDOM(SM)(Ages 45-80)
     Guaranteed Minimum Income Benefit (GMIB) Option (3)                (For Life GMWB with Bonus and Annual Step-Up)
      ___  FUTUREGUARD 6(SM)(Ages 0-75)                              __ LIFEGUARD FREEDOM DB(SM)(Ages 45-75)
                                                                         (For Life GMWB with Bonus, Annual Step-Up and Death Benefit
                                                                     __ LIFEGUARD FREEDOM WITH JOINT OPTION(SM) (5)(6)(Ages 45-80)
                                                                        (Joint For Life GMWB with Bonus and Annual
                                                                        Step-Up)



     ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  Please   complete  the   Important   Disclosure   Regarding   the  Contract
     Enhancement.

(2) Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3, 5, or 7-Year Fixed Account Options during the Recapture period of that selected option.

(3) The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Please consult a tax advisor on this and other matters of selecting income options.

(4) A GMWB may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required  minimum  distributions  imposed  by  the  IRS.  Some  withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of GMWB is appropriate for the Owner's situation, including required minimum distributions. Please consult a tax advisor on this and other matters of selecting income options.

(5) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

(6)  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship  to Owner"  box) is  properly  completed.  Not  available  on
     Custodial Accounts.
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                                                                         TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER   JNL(R) /AIM PORTFOLIOS                                 NUMBER JNL/MELLON PORTFOLIOS (CONTINUED)
113 ___% International Growth                                   223 ___% Value Line(R) 30
196 ___% Large Cap Growth                                       191 ___% Communications Sector
206 ___% Global Real Estate                                     185 ___% Consumer Brands Sector
195 ___% Small Cap Growth                                       189 ___% Financial Sector
         JNL/CAPITAL GUARDIAN PORTFOLIOS                        188 ___% Healthcare Sector
150 ___% Global Balanced                                        190 ___% Oil & Gas Sector
103 ___% Global Diversified Research                            187 ___% Technology Sector
250 ___% International Small Cap                                JNL/OPPENHEIMER PORTFOLIOS
102 ___% U.S. Growth Equity                                     173 ___% Global Growth
         JNL/CREDIT SUISSE PORTFOLIOS                           JNL/PAM PORTFOLIOS
066 ___% Global Natural Resources                               272 ___% Asia ex-Japan
068 ___% Long/Short                                             273 ___% China-India
         JNL/EAGLE PORTFOLIOS                                   JNL/PIMCO PORTFOLIOS
115 ___% Core Equity                                            078 ___% Real Return
116 ___% SmallCap Equity                                        127 ___% Total Return Bond
         JNL/FRANKLIN TEMPLETON PORTFOLIOS                      JNL/PPM AMERICA PORTFOLIOS
062 ___% Founding Strategy                                      105 ___% Core Equity
069 ___% Global Growth                                          136 ___% High Yield Bond
075 ___% Income                                                 293 ___% Mid Cap Value
064 ___% Mutual Shares                                          294 ___% Small Cap Value
208 ___% Small Cap Value                                        106 ___% Value Equity
         JNL/GOLDMAN SACHS PORTFOLIOS                           JNL/RED ROCKS PORTFOLIO
110 ___% Core Plus Bond                                         300 ___% Listed Private Equity
059 ___% Emergining Marktets Debt                               JNL/SELECT PORTFOLIOS
207 ___% Mid Cap Value                                          104 ___% Balanced
076 ___% Short Duration Bond                                    107 ___% Money Market
         JNL/JPMORGAN PORTFOLIOS                                179 ___% Value
126 ___% International Value                                    JNL/T. ROWE PRICE PORTFOLIOS
101 ___% MidCap Growth                                          111 ___% Established Growth
109 ___% U.S. Government & Quality Bond                         112 ___% Mid-Cap Growth
         JNL/LAZARD PORTFOLIOS                                  149 ___% Value
077 ___% Emerging Markets                                       JNL/S&P STRATEGIC PORTFOLIOS
132 ___% Mid Cap Value                                          274 ___% Competitive Advantage
131 ___% Small Cap Value                                        278 ___% Dividend Income & Growth
         JNL/M&G PORTFOLIOS                                     279 ___% Intrinsic Value
060 ___% Global Basics                                          280 ___% Total Yield
061 ___% Global Leaders                                         292 ___% S&P 4
         JNL/MELLON CAPITAL MANAGEMENT PORTFOLIOS               JNL/S&P MANAGED PORTFOLIOS
242 ___% Index 5                                                227 ___% Conservative
243 ___% 10 x 10                                                226 ___% Moderate
124 ___% S&P(R) 400 MidCap Index                                117 ___% Moderate Growth
123 ___% S&P 500(R) Index                                       118 ___% Growth
133 ___% Bond Index                                             119 ___% Aggressive Growth
129 ___% International Index                                    JNL/S&P RETIREMENT PORTFOLIOS
128 ___% Small Cap Index                                        097 ___% Retirement Income
054 ___% Enhanced S&P 500 Stock Index                           098 ___% Retirement 2015
224 ___% JNL 5                                                  099 ___% Retirement 2020
184 ___% 25                                                     100 ___% Retirement 2025
186 ___% Select Small-Cap                                       JNL/S&P DISCIPLINED PORTFOLIOS
079 ___% JNL Optimized 5                                        070 ___% Moderate
225 ___% VIP                                                    071 ___% Moderate Growth
096 ___% Dow Dividend                                           072 ___% Growth
299 ___% European 30
222 ___% Nasdaq(R) 25
244 ___% NYSE(R) International 25                               FIXED ACCOUNT OPTIONS
298 ___% Pacific Rim 30                                         041 __% 1-year
074 ___% S&P 24                                                 043 __% 3-year
248 ___% S&P SMid 60                                            045 __% 5-year
                                                                047 __% 7-year




                      TO SELECT CAPITAL PROTECTION PROGRAM
                OR AUTOMATIC REBALANCING, PLEASE SEE NEXT PAGE.
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CAPITAL PROTECTION PROGRAM
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__ Yes - PLEASE COMPLETE SUPPLEMENTAL APPLICATION NV4674.
__ No - PLEASE COMPLETE THE PREMIUM ALLOCATION SECTION ON PAGE 3.
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SYSTEMATIC INVESTMENT
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__ CHECK HERE FOR AUTOMATIC REBALANCING.  Only the Portfolios selected in the Premium Allocation Section and the
1-year Fixed Account (if selected) will participate in the program. The 3, 5 and 7 year Fixed Accounts are not available for Automatic Rebalancing.

Frequency: __ Monthly     __ Quarterly     __Semi-Annual     __ Annual

Start Date:______________________

If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency you selected) from the date Jackson of NY(SM) applies the first premium payment.  If no frequency is selected, the frequency will be annual.
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ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
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I (We) consent __ to electronic delivery of the following:

__ quarterly statements                         __ prospectuses and prospectus supplements
__ periodic and immediate confirmations         __ proxy and other voting materials, related correspondence
__ annual and semi-annual reports               __ other documents from Jackson National Life Insurance Company of
                                                   New York
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This consent will continue  unless and until revoked and will cover  delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent __ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from WWW.ADOBE.COM.

I (We) do __ do not __ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current e-mail address. Also let Jackson of NY know if that e-mail address changes. We may need to notify you of a document's availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center or go to www.jnlny.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make
electronic   delivery  and  we  have  the  right  to  deliver  any  document  or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
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                     MAILING ADDRESS AND CONTACT INFORMATION
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            IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

           REGULAR MAIL                          OVERNIGHT MAIL
    Jackson of NY(SM) Service               Jackson of NY Service Center
              Center                       c/o Standard Federal Bank,
          P.O. Box 79001                          Drawer 1633
      Detroit, MI 38279-1633                   12425 Merriman Rd.
                                               Livonia, MI 48150

                                       OR

           REGULAR MAIL                          OVERNIGHT MAIL
      Jackson of NY Service               Jackson of NY Service Center
              Center                          7601 Technology Way
         P.O. Box 378004                        Denver, CO 80237
      Denver, CO 80237-8004

             CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
                               FAX: 888/576-8383
                          E-MAIL: contactus@jnlny.com


             IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION,
                                    SEND TO:

             REGULAR MAIL                       OVERNIGHT MAIL
      Jackson of NY/IMG Service           Jackson of NY/IMG Service
                Center                              Center
            P.O. Box 33178                c/o Standard Federal Bank
        Detroit, MI 48232-5178                   Drawer 5178
                                              12425 Merriman Rd.
                                              Livonia, MI 48150

             CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                               FAX: 517/706-5540
                          E-MAIL: contactus@jnlny.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               * Not a deposit * Not insured by any federal agency
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NVDA 210 10/08                                                      NV4673 10/08

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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO    IF "YES", PLEASE COMPLETE THIS SECTION.  IF THE POLICY IS A
REPLACEMENT PLEASE COMPLETE ALL NECESSARY FORMS AS REQUIRED BY NEW YORK REGULATION 60.
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Company Name        Contract No.          Anticipated Transfer Amount
                                          $
--------------------------------------------------------------------------------
Company Name        Contract No.          Anticipated Transfer Amount
                                          $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,   DEATH  BENEFIT  VALUES  AND
     WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JACKSON OF NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8.   If I (we) have  elected  the  Capital  Protection  Program,  I (we)  hereby
     acknowledge  receipt  of  the  "CAPITAL  PROTECTION  PROGRAM   SUPPLEMENTAL
     APPLICATION."
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SIGNATURES
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Owner's Signature      DATE SIGNED (MM/DD/YYYY)         STATE WHERE SIGNED

--------------------------------------------------------------------------------
Owner Title (if owned by an entity

--------------------------------------------------------------------------------
Joint Owner's Signature         Date Signed (mm/dd/yyyy)   State where signed

--------------------------------------------------------------------------------
Annuitant's Signature           Date Signed (mm/dd/yyyy)   State where signed
(if other than Owner)

--------------------------------------------------------------------------------
Joint Annuitant's Signature     Date Signed (mm/dd/yyyy)   State where signed
(if other than Joint Owner)

--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
I certify  that: I am authorized  and  qualified to discuss the Contract  herein applied  for; I have fully  explained  the  Contract  to the  client,  including contract  benefits,  restrictions  and charges;  I believe this  transaction  is suitable given the client's financial  situation and needs; I have complied with requirements for disclosures and/or  replacements as necessary;  and to the best of my  knowledge  and belief the  applicant's  statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement,  please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name   (First)     (Middle)     (Last)          Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                            Date Signed (mm/dd/yyyy)

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Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                        Contact your home office for program information. (If none indicated, designated default will be used.)
                                      __ Option A     __ Option B    __ Option C    __ Option D
---------------------------------------------------------------------------------------------------------------
Broker/Dealer Name            Broker/Dealer Representative No.        Jackson of NY Producer/Representative No.

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